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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 15, 1999
                                                         ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-13793               06-1504091
      --------                      -------               ----------
(State or other Jurisdiction of   (Commission            (IRS Employer
incorporation or organization)    File Number)           Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS.
         -------------

      On October 15, 1999, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which announced the 2000 Annual Meeting of Shareholders.

      A press release announcing the Company's Annual Meeting is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated October 15, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 18, 1999          By: /s/ E. Lee Beard
                                        ----------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer









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